EXHIBIT 20.1

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                             SPIRIT OF AMERICA, INC.
                          CHARMING SHOPPES MASTER TRUST

                           Series 1999 - 1 (Exhibit B)

                      Monthly Servicer Payment Instructions
                         and Notification to the Trustee

          The undersigned, a duly authorized representative of SPIRIT OF
AMERICA, INC. ("Spirit"), as Servicer pursuant to the Second Amended and
Restated Pooling and Servicing Agreement dated as of November 25, 1997
(the "Pooling and Servicing Agreement") by and among Charming Shoppes
Receivables Corp., as Seller, Spirit and First Union National Bank, as trustee (the "Trustee"), does hereby certify as follows:

          A) Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding
     Due Period" shall mean the Due Period immediately preceding the calendar month in which this notice is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing
     Agreement.  This notice is delivered pursuant to
     Section 4.9 of the Pooling and Servicing Agreement.

          B) Spirit is the Servicer under the Pooling and Servicing Agreement.

          C)  The undersigned is a Servicing Officer.

          D)  The date of this notice is a Determination
              Date under the Pooling and Servicing Agreement.

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I.  INSTRUCTION TO MAKE A WITHDRAWAL

  The Servicer does hereby instruct the Trustee
  (i) to make a withdrawal  from  the  Collection Account, the Principal
  Funding Account and the Series Excess Funding Reserve Account as of this
  Distribution Date, under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and, (ii) to apply the proceeds of such withdrawal in accordance with Section 3 of the Series 1999-1 Supplement, as applicable and Section 4.9 of the Pooling and Servicing Agreement, as applicable:


 A)  Pursuant to subsection 4.9(a)(i):

       (1)  Class A Monthly Interest at the Class A Certificate
            Rate on the Class A Investor Interest                                         $641,422.40
            Rate on the Investor Interest ......
       (2)  Class A Deficiency Amount:                                                          $0.00

       (3)  Class A Additional Interest:                                                        $0.00

 B)  Pursuant to subsection 4.9(a)(ii):

        (1) The Class A Servicing Fee                                                     $163,750.00

        (2) Accrued and unpaid Class A Servicing Fee                                            $0.00

 C)  Pursuant to subsection 4.9(a)(iii):

        (1) The Class A Investor Loss Amount                                              $752,624.51

 D)  Pursuant to subsection 4.9(a)(iv):

        (1) The Class A Investor Dilution Amount                                                $0.00

 E)  Pursuant to subsection 4.9(a)(v):

        (1) Portion of Excess Spread from Class A Available Funds to                    $2,044,546.58
            be allocated and distributed as provided in Section 4.11

 F)  Pursuant to subsection 4.9(b)(i):

        (1) Class B Monthly Interest at the Class B Certificate Rate                      $182,643.75
            on the Class B Investor Interest

        (2) Class B Deficiency Amount                                                           $0.00

        (3) Class B Additional Interest                                                         $0.00

 G)  Pursuant to subsection 4.9(b)(ii):

        (1) The Class B Servicing Fee                                                      $45,000.00

        (2) Accrued and unpaid Class B Servicing Fee                                            $0.00

 H)  Pursuant to subsection 4.9(b)(iii):

        (1) Portion of Excess Spread from Class B Available Funds
            to be allocated and distributed as provided in Section 4.11                   $206,828.11

 I)  Pursuant to subsection 4.9(c)(i):

        (1) The Class C Servicing Fee                                                      $15,000.00

        (2) Accrued and unpaid Class C Servicing Fee, if applicable                             $0.00

 J)  Pursuant to subsection 4.9(c)(ii):

        (1) Portion of Excess Spread from Class C Available Funds to                      $187,286.71
            be allocated and distributed as provided in Section 4.11

 K)  Pursuant to subsection 4.9(d)(i):

        (1) The Class D Servicing Fee                                                      $26,250.00

        (2) Accrued and unpaid Class D Servicing Fee, if applicable                             $0.00

 L)  Pursuant to subsection 4.9(d)(ii):

        (1) Portion of Excess Spread from Class D Available Funds to                      $327,751.74
            be allocated and distributed as provided in Section 4.11



 M)  Pursuant to subsection 4.9(e)(i):

        (1) Amount to be applied pursuant to Class D Purchase Agreement                         $0.00

 N)  Pursuant to subsection 4.9(e)(ii):

        (1) Amount to be treated as Shared Excess Principal Collections                         $0.00

 O)  Pursuant to subsection 4.9(e)(iii):

        (1) Amount to be paid to the Holder of the Exchangeable                                 $0.00
            Sellers' Certificate

 P)  Pursuant to subsection 4.9(f)(i):

        (1) Class A Monthly Principal                                                           $0.00

 Q)  Pursuant to subsection 4.9(f)(ii):

        (1) Class B Monthly Principal                                                           $0.00

 R)  Pursuant to subsection 4.9(f)(iii):

        (1) Class C Monthly Principal to be applied in accordance                               $0.00
            with the Class D Purchase Agreement

 S)  Pursuant to subsection 4.9(f)(iv):

        (1) Class D-1 Monthly Principal                                                         $0.00

        (2) Class D-2 Monthly Principal                                                         $0.00

 T)  Pursuant to subsection 4.9(f)(v):

        (1) Amount to be applied pursuant with the Class D Purchase                             $0.00
            Agreement

 U)  Pursuant to subsection 4.9(f)(vi):

        (1) Amount to be treated as Shared Excess Principal Collections                         $0.00

 V)  Pursuant to subsection 4.9(f)(vii):

        (1) Amount to be paid to the holder of the Exchangeable                                 $0.00
            Sellers' Certificate

                       Total                                                                    $0.00

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

  Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Collection Account as of this Distribution Date under the Pooling and Servicing Agreement, under the Pooling and Servicing Agreement:

       1. Amount to be distributed to Class A Certificateholders                                $0.00

       2. Amount to be distributed to Class B Certificateholders                                $0.00

       3. Amount to be distributed to Class D-1 Certificateholders                              $0.00

       4. Amount to be distributed to Class D-2 Certificateholders                              $0.00

III.   APPLICATION OF EXCESS SPREAD

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Due Period and to make the following priority:

A.     The amount equal to the Class A Required Amount, if any,                                 $0.00
       which will be used to fund the Class A Required Amount
       and be applied in accordance with, and in the priority
       set forth in subsection 4.9(a)

B.     The amount equal to the aggregate amount of Class A                                      $0.00
       Investor Charge-offs which have not been previously
       reimbursed (after giving effect to the allocation on
       such Distribution Date of certain other amounts applied
       for that purpose) which will be treated as a portion of
       Investor Principal Collections

C.     The amount equal to the Class B Required Amount, if any,                                 $0.00
       which will be used to fund the Class B Required Amount
       and be applied in accordance with, and in the priority
       set forth in subsection 4.9(b) and then in accordance with, and in the priority set forth in, subsection 4.11(c)(II)

D.     The amount equal to the aggregate amount by which the Class B                            $0.00
       Investor Interest has been reduced below the initial Class B
       Series Investor Interest for reasons other than payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) which will be treated as a portion of
       Available Principal Collections

E.     The amount equal to the aggregate amount of accrued but unpaid                           $0.00
       Class C Servicing Fees (after giving effect to the application of Class C Available Funds thereto pursuant to Section 4.9)

F.     The amount equal to the Class C Monthly Interest plus the amount                         $0.00
       of any past due Class C Monthly Interest which will be paid to the Class C Holder for application in accordance with the Class C
       Purchase Agreement

G.     The amount equal to the Class C Investor Loss Amount, if any,                            $0.00
       for the prior Due Period which will be treated as a portion of
       Available Principal Collections

H. The amount equal to the Class C Investor Dilution Amount, if any, for the prior Due Period which will be treated as a portion of Available Principal Collections

I.     The amount equal to the aggregate amount by which the Class C                            $0.00
       Investor Interest has been reduced below the initial Class C
       Investor Interest for reasons other than payment of
       principal to the Class C Investor Holder (but not in excess of the unreimbursed amount of such reductions) which will be treated as a portion of Available Principal Collections

J.     The amount equal to the aggregate amount of accrued but unpaid                           $0.00
       Class D Servicing Fees which will be paid to the Servicer
       (after giving effect to the application of Class D Available
       Funds thereto pursuant to Section 4.9)

K.     The amount equal to the Class D-1 Monthly Interest plus the amount                       $0.00
       of any past due Class D-1 Monthly Interest which will be paid to the Class D-1 Certificateholders

L.     The amount equal to the Class D-1 Monthly Interest plus the amount
       of any past due Class D-1 Deficiency Amount which will be paid to                         $0.00
       the Class D-1 Holder for application in accordance with the
       Class D Purchase Agreement

M.     The amount equal to the Class D-2 Monthly Interest plus the amount
       of any past due Class D-2 Deficiency Amount which will be paid to                         $0.00
       the Class D-2 Holder for application in accordance with the
       Class D Purchase Agreement

N.     The amount equal to the Class D Investor Loss Amount, if any,
       for the prior Due Period which will be treated as a portion of                            $0.00
       Available Principal Collections

O.     The amount equal to the Class D Investor Dilution Amount, if any,
       for the prior Due Period which will be treated as a portion of                            $0.00
       Available Principal Collections

P.     The amount equal to the aggregate amount of any other
       amounts then due to the Class C Certificateholders out of                                 $0.00
       Excess Spread and Shared Excess Finance Charge Collections
       allocated to Series 1999 - 1 to be distributed to the Class C
       Certificateholders for application in accordance with the
       Class C Purchase Agreement

Q.     The amount equal to the aggregate amount by which the Class D
       Investor Interest has been reduced below the initial Class D                              $0.00
       Investor Interest for reasons other than payment of
       principal to the Class D Certificateholder (but not in excess of the unreimbursed amount of such reductions) which will be treated as a portion of Available Principal Collections
       Available Principal Collections

R.     The balance, if any, after giving effect to the payments made
       pursuant to subparagraphs (A) through (P) above to be applied                             $0.00
       as Shared Excess Finance Charge Collections for such
       Distribution Date

IV.   REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Collection Account and apply Reallocated Principal
Collections pursuant to Section 4.12 with respect to the related
Due Period in the following amounts:

A.     Reallocated Class D Principal Collections
                                                                                                 $0.00
B.     Reallocated Class C Principal Collections
                                                                                                 $0.00
C.     Reallocated Class B Principal Collections
                                                                                                 $0.00
V.  ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Due
Periods preceding the current calendar month:

A.   Subsection 4.9(a)(i) and (b)(i):

    (1) The aggregate amount of the Class A Deficiency Amount
                                                                                                 $0.00
    (2) The aggregate amount of the Class B Deficiency Amount
                                                                                                 $0.00
B.   Subsection 4.9(a)(ii) and (b)(ii):

    (1) The aggregate amount of the Class A accrued and unpaid
        Monthly Servicing Fee                                                                    $0.00

    (2) The aggregate amount of the Class B accrued and unpaid
        Monthly Servicing Fee                                                                    $0.00

C.  Section 4.10:

    (1) The aggregate amount of all unreimbursed Class A Investor
        Charge-Offs                                                                              $0.00

    (2) The aggregate amount of all unreimbursed Class B Investor
        Charge-Offs                                                                              $0.00

    (3) The aggregate amount of all unreimbursed Class C Investor
        Charge-Offs                                                                              $0.00

    (4) The aggregate amount of all unreimbursed Class D-1 Investor
        Charge-Offs                                                                              $0.00

    (5) The aggregate amount of all unreimbursed Class D-2 Investor
        Charge-Offs                                                                              $0.00

                         SPIRIT OF AMERICA, INC.


                         By:    \s\ Kirk R. Simme, VP
                                    Kirk R. Simme
                                    Vice President

                            SPIRIT OF AMERICA, INC.

                         CHARMING SHOPPES MASTER TRUST

                         Series 1999-1  -  (Exhibit C)

                                SERVICER REPORT


Monthly Certificateholders' Statement:

Under Section 5.2 of the Series 1999-1 Supplement dated as July 22, 1999,
(the "Series 1999-1 Supplement", and together with the Second Amended and
Restated Pooling and Servicing Agreement dated as of November 25, 1997, the
Pooling and Servicing Agreement) by and among Charming Shoppes Receivable
Corp., as Seller, Spirit of America, Inc. ("Spirit"), as Servicer, and
First Union National Bank, as Trustee, Spirit, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1999-1 Certificateholders and the performances of the Charming Shoppes
Master Trust (the "Trust") during the previous month.

The information which is required to be prepared with respect to the
Distribution Date stated below, and with respect to the performance of the
Trust during the preceding Due Period is set forth below.   Certain of the
information is presented on the basis of an original principal amount of
$1,000 per Series 1999-1 Certificate (a "Certificate").  Certain other infor-
mation is presented based on the aggregate amounts for the Trust as a whole.

Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.
Initial Closing Date:                                                                18-Jan-00

A. Information Regarding the Current Monthly Distribution (Stated on the
Basis of $1,000 Original Certificate Principal Amount)

1. Total amount of the current monthly distribution in respect of
Class A Monthly Principal:                                                                    $0.00

2. Total amount of the current monthly distribution in respect of
Class B Monthly Principal:                                                                    $0.00

3. Total amount of the current monthly distribution in respect of
Class C Monthly Principal:                                                                    $0.00

4. Total amount of the current monthly distribution in respect of
Class D-1 Monthly Principal:                                                                  $0.00

5. Total amount of the current monthly distribution in respect of
Class D-2 Monthly Principal:                                                                  $0.00

6. Total amount of the current monthly distribution in respect of
Class A Monthly Interest:                                                               $641,422.40

7. Total amount of the current monthly distribution in respect of
Class A Deficiency Amounts:                                                                   $0.00

8. Total amount of the current monthly distribution in respect of
Class A Additional Interest:                                                                  $0.00

9. Total amount of the current monthly distribution in respect of
Class B Monthly Interest:                                                               $182,643.75

10. Total amount of the current monthly distribution in respect of
Class B Deficiency Amounts:                                                                   $0.00

11. Total amount of the current monthly distribution in respect of
Class B Additional Interest:                                                                  $0.00

12. Total amount of the current monthly distribution in respect of
Class C Monthly Interest:                                                                $65,556.25

13. Total amount of the current monthly distribution in respect of
any accrued and unpaid Class C Deficiency Amounts:                                            $0.00

14. Total amount of the current monthly distribution in respect of
Class D-1 Monthly Interest:                                                              $62,939.84

15. Total amount of the current monthly distribution in respect of
accrued and unpaid Class D-1 Deficiency Amounts:                                              $0.00

16. Total amount of the current monthly distribution in respect of
Class D-2 Monthly Interest:                                                              $62,939.84

17. Total amount of the current monthly distribution in respect of
accrued and unpaid Class D-2 Deficiency Amounts:                                              $0.00

B. Information Regarding the Performance of the Trust:

1. Collections of Principal Receivables

(a) The Aggregate amount of Collections of Principal Receivables processed during the related Due Period and allocated in
respect of the Class A Certificates.                                                          $0.00

(b) The Aggregate amount of Collections of Principal Receivables processed during the related Due Period and allocated in
respect of the Class B Certificates.                                                          $0.00

(c) The Aggregate amount of Collections of Principal Receivables processed during the related Due Period and allocated in
respect of the Class C Certificates.                                                          $0.00

(d) The Aggregate amount of Collections of Principal Receivables processed during the related Due Period and allocated in
respect of the Class D Certificates.                                                          $0.00

2. Principal Receivables in the Trust

(a) The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the preceding
Due Period:                                                                         $263,768,038.28

(b) The Excess Funding Amount (the aggregate amount on deposit in the Excess Funding Account) as of the end of the last day
of the preceding Due Period:                                                                  $0.00

(c) The Series Investor Interest in the Trust as of
as of the last day of the preceding Due Period:                                     $150,000,000.00

(d) The Floating Allocation Percentage with respect to the                                  56.8681%
related Due Period:

(e) The Class A Floating Allocation with respect to the                                     65.5000%
related Due Period:

(f) The Class B Floating Allocation with respect to the                                     18.0000%
related Due Period:

(g) The Class C Floating Allocation with respect to the                                      6.0000%
related Due Period:

(h) The Class D Floating Allocation with respect to the                                     10.5000%
related Due Period:

(i) The Class D-1 Floating Allocation with respect to the                                    5.2500%
related Due Period:

(j) The Class D-2 Floating Allocation with respect to the                                    5.2500%
related Due Period:

(k) The Principal Allocation Percentage with respect to the
related Due Period:                                                                          0.0000%

(l) The Class A Fixed Allocation with respect to the related
Due Period:                                                                                  0.0000%

(m) The Class B Fixed Allocation with respect to the related
Due Period:                                                                                  0.0000%

(n) The Class C Fixed Allocation with respect to the related
Due Period:                                                                                  0.0000%

(o) The Class D Fixed Allocation with respect to the related
Due Period:                                                                                  0.0000%

(p) The Class D-1 Fixed Allocation with respect to the related
Due Period:                                                                                  0.0000%

(q) The Class D-2 Fixed Allocation with respect to the related
Due Period:                                                                                  0.0000%

3. Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the last day of the current Due Period

   a. 30 to 59 days delinquent                                                       $11,710,480.94

   b. 60 to 89 days delinquent                                                        $5,688,236.43

   c. 90 to 119 days delinquent                                                       $4,275,987.52

   d. 120 Days or more delinquent                                                     $4,285,569.07

4. Investor Loss Amount

(a) The Investor Loss Amount for the related Due Period:                              $1,149,045.05

(b) The Class A Investor Loss Amount for the related Due Period:                        $752,624.51

(c) The Class B Investor Loss Amount for the related Due Period:                        $206,828.11

(d) The Class C Investor Loss Amount for the related Due Period:                         $68,942.70

(e) The Class D-1 Investor Loss Amount for the related Due Period:                       $60,324.87

(f) The Class D-2 Investor Loss Amount for the related Due Period:                       $60,324.87

5. Series 1999-1 Dilution Amount

(a) The Series 1999-1 Dilution Amount for the related Due Period:                     $1,541,716.45

(b) The Class A Investor Dilution Amount for the related Due Period:                  $1,009,824.28

(c) The Class B Investor Dilution Amount for the related Due Period:                    $277,508.96

(d) The Class C Investor Dilution Amount for the related Due Period:                     $92,502.99

(e) The Class D-1 Investor Dilution Amount for the related Due Period:                   $80,940.11

(f) The Class D-2 Investor Dilution Amount for the related Due Period:                   $80,940.11

(g) The Series Unfunded Dilution Amount for the related Due Period:                           $0.00

6. Investor Charge Offs

(a) The aggregate amount of Class A Investor Charge offs for
the related Due Period:                                                                       $0.00

(b) The aggregate amount of Class A Investor Charge offs set forth in 6(a) above per $1,000 of original certificate principal
amount:                                                                                       $0.00

(c) The aggregate amount of Class B Investor Charge offs for
the related Due Period:                                                                       $0.00

(d) The aggregate amount of Class B Investor Charge offs set forth in 6(c) above per $1,000 of original certificate principal
amount:                                                                                       $0.00

(e) The aggregate amount of Class C Investor Charge offs for
the related Due Period:                                                                       $0.00

(f) The aggregate amount of Class C Investor Charge offs set forth in 6(e) above per $1,000 of original certificate principal
amount:                                                                                       $0.00

(g) The aggregate amount of Class D-1 Investor Charge offs for
the related Due Period:                                                                       $0.00

(h) The aggregate amount of Class D-1 Investor Charge offs set forth in 6(g) above per $1,000 of original certificate principal
amount:                                                                                       $0.00

(i) The aggregate amount of Class D-2 Investor Charge offs for
the related Due Period:                                                                       $0.00

(j) The aggregate amount of Class D-2 Investor Charge offs set forth in 6(i) above per $1,000 of original certificate principal
amount:                                                                                       $0.00

(k) The aggregate amount of Class A Investor Charge offs
reimbursed on this Distribution Date:                                                         $0.00

(l) The aggregate amount of Class A Investor Charge offs set forth in 6(k) above per $1,000 of original certificate principal
amount reimbursed on this Distribution Date:                                                  $0.00

(m) The aggregate amount of Class B Investor Charge offs
reimbursed on this Distribution Date:                                                         $0.00

(n) The aggregate amount of Class B Investor Charge offs set forth in 6(m) above per $1,000 of original certificate principal
amount reimbursed on this Distribution Date:                                                  $0.00

(o) The aggregate amount of Class C Investor Charge offs
reimbursed on this Distribution Date:                                                         $0.00

(p) The aggregate amount of Class C Investor Charge offs set forth in 6(o) above per $1,000 of original certificate principal
amount reimbursed on this Distribution Date:                                                  $0.00

(q) The aggregate amount of Class D-1 Investor Charge offs
reimbursed on this Distribution Date:                                                         $0.00

(r) The aggregate amount of Class D-1 Investor Charge offs set forth in 6(q) above per $1,000 of original certificate principal
amount reimbursed on this Distribution Date:                                                  $0.00

(s) The aggregate amount of Class D-2 Investor Charge offs
reimbursed on this Distribution Date:                                                         $0.00

(t) The aggregate amount of Class D-2 Investor Charge offs set forth in 6(s) above per $1,000 of original certificate principal
amount reimbursed on this Distribution Date:                                                  $0.00

7. Series 1999-1 Investor Monthly Servicing Fee

(a) The amount of the Class A Servicing Fee payable by the Trust
to the Servicer for the related Due Period:                                             $163,750.00

(b) The amount of the Class B Servicing Fee payable by the Trust
to the Servicer for the related Due Period:                                              $45,000.00

(c) The amount of the Class C Servicing Fee payable by the Trust
to the Servicer for the related Due Period:                                              $15,000.00

(d) The amount of the Class D Servicing Fee payable by the Trust
to the Servicer for the related Due Period:                                              $26,250.00

8. Reallocations

(a) The amount of Reallocated Class D-2 Principal Collections
with respect to this Distribution Date:                                                       $0.00

(b) The amount of Reallocated Class D-1 Principal Collections
with respect to this Distribution Date:                                                       $0.00

(c) The amount of Reallocated Class C Principal Collections
with respect to this Distribution Date:                                                       $0.00

(d) The amount of Reallocated Class B Principal Collections
with respect to this Distribution Date:                                                       $0.00

(e) The Class D-2 Investor Interest as of the close of business on this
Distribution Date:                                                                            $0.00

(f) The Class D-1 Investor Interest as of the close of business on this
Distribution Date:                                                                            $0.00

(g) The Class C Investor Interest as of the close of business on this
Distribution Date:                                                                            $0.00

(h) The Class B Investor Interest as of the close of business on this
Distribution Date:                                                                            $0.00

(i) The Class A Investor Interest as of the close of business on this
Distribution Date:                                                                            $0.00

9. Collections of Finance Charge Receivables

(a) The aggregate amount of Collections of Finance Charge
Receivables received during the related Due Period which were
allocated in respect of the Class A Certificates:                                     $2,044,546.58

(b) The aggregate amount of Collections of Finance Charge
Receivables received during the related Due Period which were
allocated in respect of the Class B Certificates:                                       $561,860.13

(c) The aggregate amount of Collections of Finance Charge
Receivables received during the related Due Period which were
allocated in respect of the Class C Certificates:                                       $187,286.71

(d) The aggregate amount of Collections of Finance Charge
Receivables received during the related Due Period which were
allocated in respect of the Class D Certificates:                                       $327,751.74

10.  Available Funds

(a) The Amount of Class A Available Funds on deposit in the
Collections Account on this Distribution Date:                                        $2,044,546.58

(b) The Amount of Class B Available Funds on deposit in the
Collections Account on this Distribution Date:                                          $561,860.13

(c) The Amount of Class C Available Funds on deposit in the
Collections Account on this Distribution Date:                                          $187,286.71

(d) The Amount of Class D Available Funds on deposit in the
Collections Account on this Distribution Date:                                          $327,751.74

11. Portfolio Yield

The Portfolio Yield for the related Due Period:                                             14.1162%

12. Shared Principal Collections

(a) The Cumulative Principal Shortfall with respect to such
Distribution Date:                                                                            $0.00

(b) Shared Principal Collections allocable to Certificates
on such Distribution Date:                                                                    $0.00

13. Shared Excess Finance Charge Collections

(a) The Finance Charge Shortfall with respect to such
Distribution Date:                                                                            $0.00

(b) The Shared Excess Finance Charge Collections allocable
to the Certificates on such Distribution Date:                                                $0.00


C. Floating-Rate Determination

1.  LIBOR for the Interest Period ending on this Distribution Date:                          6.4625%

2.  Excess of Portfolio Yield over Base Rate:                                                5.0592%
The amount by which the Portfolio Yield for the prior Due Period exceeds the Base Rate for such Due Period

D. Recap of Initial Invested Amounts:

Class A Initial Invested Amount as of this Settlement                                $98,250,000.00

Class B Initial Invested Amount as of this Settlement                                $27,000,000.00

Class C Initial Invested Amount as of this Settlement                                 $9,000,000.00

Class D-1 Initial Invested Amount as of this Settlement                               $7,875,000.00

Class D-2 Initial Invested Amount as of this Settlement                               $7,875,000.00

                          SPIRIT OF AMERICA, INC.


                         By:    \s\ Kirk R. Simme, VP
                                    Kirk R. Simme
                                    Vice President